SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                                 ______________

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of

                       The Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 5, 2001


                               IJOIN SYSTEMS, INC.
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               (Exact Name of Registrant as Specified in Charter)


           Delaware                       0-26901                65-0869393
           --------                       -------                ----------
(State or Other Jurisdiction            (Commission            (IRS Employer
      of Incorporation)                  File No.)           Identification No.)


2505 Second Avenue, Suite 500, Seattle, Washington                      98121
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(Address of Principal Executive Offices)                              (Zip Code)


        Registrant's telephone number, including area code (206) 374-8600


            222 Lakeview Avenue, Suite 107, West Palm Beach, FL 33401
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          (Former Name or Former Address, if Changed Since Last Report)

Item 4. Changes in Certifying Accountant

          On July 5, 2001, Dorra Shaw & Dugan ("Dorra Shaw") was dismissed as the independent accountant for iJoin Systems, Inc. (the "Company") (formerly Tech-Creations, Inc. ("Tech")). Dorra Shawwas the accountant to Tech, the predecessor company to the surviving entity, before and during the merger by and among Tech, iJoin, Inc. and IJC Acquisition Corp. that took effect on May 7, 2001 (hereinafter "the Merger") and created the Company. Prior to the Merger, Tech was an inactive corporation. The Company has active operations centered in the Seattle metropolitan area. Dorra Shaw and the Company believe that the Company would be better served by a nationally recognized certified public accounting firm having a geographic presence in the Seattle metropolitan area. Dorra Shaw's reports on the consolidated financial statements of the Company for fiscal year ending December 31, 2000 did not contain any adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. During fiscal year ending December 31, 2000 and the subsequent interim period preceding the dismissal of Dorra Shaw, there were no disagreements with Dorra Shaw regarding any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Dorra Shaw, would have caused Dorra Shaw to make reference to the subject matter of the disagreements in connection with its report. The Company requested that Dorra Shaw furnish it with a letter addressed to the Securities and Exchange
Commission stating whether it agrees with the above statements. The letter, dated July 5, 2001 has been filed as an exhibit to this current report on Form 8-K.

          Effective July 5, 2001, iJoin Systems, Inc. (the "Company") has engaged Grant Thornton ("Grant Thornton"), with an address at 701 Pike Street, Suite 1500, Seattle, Washington 98101 as the Company's independent public accountants. The appointment of Grant Thornton as the Company's auditors was approved by the Company's Board of Directors.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: Ju1y 12, 2001

                                            IJOIN SYSTEMS, INC,
                                            a Delaware Corporation


                                            By: /s/ Bob Bagga
                                                ----------------------------
                                                  Name: Bob Bagga
                                                  Title: Chief Executive Officer

                                  EXHIBIT INDEX
                                  -------------


   Exhibit
     No.                                           Description
     ---                                           -----------

      1 Letter dated July 5, 2001, from Dorra Shaw & Dugan to the Securities and Exchange Commission.